Abacus FCF Real Assets Leaders ETF (formerly, Donoghue Forlines Yield Enhanced Real Asset ETF)
Schedule of Investments
October 31, 2024 (Unaudited)

COMMON STOCKS - 73.9%	Shares	Value
Consumer Discretionary - 3.0%
Ferguson Enterprises, Inc.	1,142	$224,677
Pool Corp.	504	182,266
Scotts Miracle-Gro Co. (a)	4,002	348,094
		755,037

Consumer Staples - 5.2%
Andersons, Inc.	3,691	167,572
Archer-Daniels-Midland Co.	6,728	371,453
Bunge Global SA	1,568	131,743
Cal-Maine Foods, Inc. (a)	3,473	304,860
Ingredion, Inc.	2,595	344,512
		1,320,140

Energy - 29.6%(b)
BP PLC - ADR	16,972	498,298
Chevron Corp. (a)	4,394	653,915
ConocoPhillips	2,375	260,158
Crescent Energy Co. - Class A	14,677	182,435
Devon Energy Corp.	7,904	305,727
Diamondback Energy, Inc.	2,199	388,717
Ecopetrol SA - ADR (a)	21,850	168,245
Eni SpA - ADR (a)	7,629	232,150
Exxon Mobil Corp.	6,526	762,106
Kinder Morgan, Inc.	23,147	567,333
Marathon Oil Corp.	11,426	316,500
Murphy Oil Corp.	7,166	225,586
ONEOK, Inc.	2,464	238,712
Petroleo Brasileiro SA - ADR	36,388	489,419
Petroleo Brasileiro SA - ADR	35,733	442,017
Shell PLC - ADR (a)	10,044	678,472
TotalEnergies SE - ADR (a)	8,953	560,100
Williams Cos., Inc.	10,972	574,604
		7,544,494

Industrials - 20.2%
3M Co.	4,896	628,989
A.O. Smith Corp.	1,688	126,769
ABB Ltd. - ADR	4,889	270,997
AGCO Corp. (a)	1,476	147,364
Cummins, Inc.	794	261,210
Donaldson Co., Inc.	4,224	309,028
Fastenal Co.	6,557	512,626
Honeywell International, Inc.	2,578	530,243
Illinois Tool Works, Inc.	974	254,341
Kennametal, Inc.	8,282	209,700
Lincoln Electric Holdings, Inc.	1,573	302,897
MSC Industrial Direct Co., Inc. - Class A	3,334	263,620
Rockwell Automation, Inc.	744	198,432
RTX Corp.	2,563	310,097
Siemens AG - ADR	2,687	260,827
Watsco, Inc. (a)	814	385,030
Worthington Enterprises, Inc.	4,789	183,419
		5,155,589

Materials - 15.4%
BHP Group Ltd. - ADR (a)	12,199	676,556
CRH PLC	2,520	240,484
LyondellBasell Industries NV - Class A	4,492	390,130
NewMarket Corp. (a)	510	267,735
Olin Corp.	5,930	243,308
Owens Corning	1,002	177,144
PPG Industries, Inc.	2,799	348,503
Rio Tinto PLC - ADR	3,483	226,012
RPM International, Inc. (a)	3,239	411,709
Sylvamo Corp.	3,433	291,874
Ternium SA - ADR	4,591	156,599
Vale SA - ADR	19,912	213,058
WD-40 Co. (a)	1,026	268,884
		3,911,996

Utilities - 0.5%
Southwest Gas Holdings, Inc.	1,800	131,850
TOTAL COMMON STOCKS (Cost $18,568,425)		18,819,106

REAL ESTATE INVESTMENT TRUSTS - 16.9%
Real Estate - 16.9%
CubeSmart	7,441	355,977
EastGroup Properties, Inc.	1,574	269,595
Equity LifeStyle Properties, Inc. (a)	5,130	359,716
Equity Residential	5,328	374,931
First Industrial Realty Trust, Inc.	2,615	137,261
Gaming and Leisure Properties, Inc.	7,823	392,636
Innovative Industrial Properties, Inc.	2,074	267,940
Lamar Advertising Co. - Class A	2,913	384,516
National Health Investors, Inc.	3,290	252,179
Public Storage	1,617	532,090
Simon Property Group, Inc.	3,298	557,758
VICI Properties, Inc.	13,138	417,263
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,952,372)		4,301,862

MASTER LIMITED PARTNERSHIPS - 8.5%
Energy - 8.5%
Energy Transfer LP	32,473	535,155
EnLink Midstream LLC	22,968	340,845
MPLX LP	12,062	535,794
Plains All American Pipeline LP	20,347	331,046
Plains GP Holdings LP - Class A	14,673	252,375
Western Midstream Partners LP	3,994	150,694
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $1,863,587)		2,145,909

SHORT-TERM INVESTMENTS - 18.4%
Investments Purchased with Proceeds from Securities Lending - 18.4%
Mount Vernon Liquid Assets Portfolio, LLC, 5.00% (c)	4,675,996	4,675,996
TOTAL SHORT-TERM INVESTMENTS (Cost $4,675,996)		4,675,996

TOTAL INVESTMENTS - 117.7% (Cost $29,060,380)		29,942,873
Money Market Deposit Account - 0.4% (d)		112,976
Liabilities in Excess of Other Assets - (18.1)%		(4,596,897)
TOTAL NET ASSETS - 100.0%		$25,458,952
two		–%
Percentages are stated as a percent of net assets.		–%

ADR - American Depositary Receipt
AG - Aktiengesellschaft
NV - Naamloze Vennootschap
PLC - Public Limited Company
SA - Sociedad Anónima
SE - Societas Europeae
SpA - Societa per Azioni

(a)	All or a portion of this security is on loan as of October 31, 2024. The total market value of these securities was $4,566,805 which represented 17.9% of net assets.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	The rate shown represents the 7-day annualized effective yield as of October 31, 2024.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of October 31, 2024 was 4.45%.

For Fund compliance purposes, the Fund’s sector classifications refers to any one or more of the sector classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management.  This definition does not apply for all purposes of this report, which may combine classifications for reporting ease.

Summary of Fair Value Disclosure as of October 31, 2024 (Unaudited)

Abacus FCF Real Assets Leaders ETF (formerly, Donoghue Forlines Yield Enhanced Real Asset ETF)  has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of October 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$18,819,106	$–	$–	$18,819,106
Real Estate Investment Trusts	4,301,862	–	–	4,301,862
Master Limited Partnerships	2,145,909	–	–	2,145,909
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	4,675,996
Total Investments	$25,266,877	$–	$–	$29,942,873

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $4,675,996 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.